SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2003

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (909) 351-3500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.

On September 4, 2003, Fleetwood Enterprises, Inc. issued a press release announcing its financial performance, including earnings for its first fiscal quarter ended July 27, 2003. A copy of the press release was previously filed with Form 8-K on September 4, 2003. On the same day, the Company also conducted a public conference call for investors and analysts regarding the Company’s results of operations and financial condition for the first fiscal quarter. A transcript of that conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also is also available at the Company’s website, www.fleetwood.com. Please see the headings Company Information and Investor Relations to access this audio replay.

This information is furnished pursuant to Item 12 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. The filing of this Form 8-K does not constitute an admission as to the materiality of any information contained in this report or that the information contained herein is material investor information that is not otherwise publicly available.

Exhibit 99.1        Transcript of conference call on financial results of Fleetwood Enterprises, Inc. conducted on September 4, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date:  September 10, 2003

By:

/s/  Boyd R. Plowman

Boyd R. Plowman
Executive Vice President- Chief Financial Officer